EXHIBIT 32.2

CERTIFICATION OF CHIEF EXECUTIVE
OFFICER REGARDING PERIODIC REPORT CONTAINING
FINANCIAL STATEMENTS

I, G. Hunter Haas, IV, the Chairman of the Board of Directors and  Chief Executive Officer of Bimini Capital Management, Inc. (the “Company”) in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2010   (the “Report”) filed with the Securities and Exchange Commission:

•	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

•	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ G. Hunter Haas

G. Hunter Haas, IV

President, Chief Investment Officer, Chief Financial Officer and Treasurer

May 7, 2010